UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2004

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246
Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

(c)                                  Exhibits

99.1                           Press Release issued by Water Pik Technologies, Inc. dated April 6, 2004.

Item 12. Results of Operation and Financial Condition.

On April 6, 2004, Water Pik Technologies, Inc. issued a press release pre-announcing its anticipated first quarter 2004 operating results.  A copy of the press release is attached as Exhibit 99.1.  Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	April 6, 2004	By:	/s/ RICHARD D. TIPTON
Richard D. Tipton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 6, 2004.